GMKT-SUP-1

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated August 8, 2018

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class R5 and R6 shares of the Fund listed below:

Invesco Government Money Market Fund

Class R5 shares of Invesco Government Money Market Fund are not currently available for public sale. Effective August 8, 2018, all references to Class R5 shares in the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information are hereby deleted and Class R5 will no longer be a share class of the Fund.

GMKT-SUP-1